UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2022

NEW YORK COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

102 Duffy Avenue, Hicksville, New York 11801

(Address of principal executive offices)

(516) 683-4100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NYCB	New York Stock Exchange
Bifurcated Option Note Unit SecuritiES SM	NYCB PU	New York Stock Exchange
Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock, $0.01 par value	NYCB PA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

CURRENT REPORT ON FORM 8-K

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 2, 2022, the Board of Directors of New York Community Bancorp, Inc. (the “Company”) amended Article II, Section 9 of the Company’s Bylaws to provide that no person may be elected, appointed, or nominated as a Director of the Company after December 31 of the year in which such person attains the age of 75; provided, however, that the Board of Directors, by a written resolution approved by a majority of the disinterested members of the Whole Board of Directors, may exclude an incumbent director from such age limitation. Previously, Article II, Section 9 of the Bylaws provided that, no person could be elected, appointed, or nominated as Director of the Company after December 31 of the year in which such person attains the age of 80; provided, however, that the Board of Directors, by a written resolution approved by a majority of the disinterested members of the Whole Board of Directors, may exclude an incumbent director from such age limitation. A copy of the Amended and Restated Bylaws is filed as an exhibit to this Current Report and incorporated herein by reference.

Also effective June 2, 2022, Article IV, Section 1(b) of the Company’s Bylaws was amended to replace the reference to the Company’s former Chairman of the Board and Chief Executive Officer and President with a reference to the Company’s current Chairman of the Board and Chief Executive Officer and President. Apart from this revision, no other changes or amendments to Article IV, Section 1(b) of the Bylaws have been made.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is filed herewith:

Exhibit 3(ii)	Bylaws (Amended and Restated as of June 2, 2022)

Exhibit 104	Cover Page Interactive File (embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 3(ii)	Bylaws of the Company (Amended and Restated as of June 2, 2022)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2022	NEW YORK COMMUNITY BANCORP, INC.

/s/ Salvatore DiMartino
Salvatore DiMartino
Executive Vice President
Chief of Staff to the CEO